EXHIBIT 11(A)

                        INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Post-Effective Amendment No. 35 to the Registration Statement (1933 Act File No. 33-1121) of Eaton Vance Investment Trust on behalf of EV Marathon Arizona Limited Maturity Municipals Fund, EV Marathon California Limited Maturity Municipals Fund, EV Marathon Connecticut Limited Maturity Municipals Fund, EV Marathon Florida Limited Maturity Municipals Fund, EV Marathon Massachusetts Limited Maturity Municipals Fund, EV Marathon Michigan Limited Maturity Municipals Fund, EV Marathon New Jersey Limited Maturity Municipals Fund, EV Marathon New York Limited Maturity Municipals Fund, EV Marathon North Carolina Limited Maturity Municipals Fund, EV Marathon Ohio Limited Maturity Municipals Fund, EV Marathon Pennsylvania Limited Maturity Municipals Fund and EV Marathon Virginia Limited Maturity Municipals Fund of our report dated May 5, 1995, relating to EV Marathon Arizona Limited Maturity Municipals Fund, EV Marathon California Limited Maturity Municipals Fund, EV Marathon Connecticut Limited Maturity Municipals Fund, EV Marathon Florida Limited Maturity Municipals Fund, EV Marathon Massachusetts Limited Maturity Municipals Fund, EV Marathon Michigan Limited Maturity Municipals Fund, EV Marathon New Jersey Limited Maturity Municipals Fund, EV Marathon New York Limited Maturity Municipals Fund, EV Marathon North Carolina Limited Maturity Municipals Fund, EV Marathon Ohio Limited Maturity Municipals Fund, EV Marathon Pennsylvania Limited Maturity Municipals Fund and EV Marathon Virginia Limited Maturity Municipals Fund and our report dated May 5, 1995, relating to Arizona Limited Maturity Municipals Portfolio, California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, North Carolina Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio, Pennsylvania Limited Maturity Municipals Portfolio and Virginia Limited Maturity Municipals Portfolio which reports are incorporated by reference in the Statement of Additional Information, which is a part of such Registration Statement. We also consent to the references to us under the heading "The Funds' Financial Highlights" appearing in the Prospectus and under the heading "Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.


                                            /s/ DELOITTE & TOUCHE LLP
                                                --------------------------------
                                                DELOITTE & TOUCHE LLP

March 27, 1996
Boston, Massachusetts